SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                       TO

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  July 21, 1999
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                             Bell Microproducts Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                   California
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


      005-43709                                          94-3057566
---------------------                       ------------------------------------
(Commission File No.)                       (IRS Employer Identification Number)


                              1941 Ringwood Avenue
                         San Jose, California 95131-1721
                                 (408) 451-9400
                    ----------------------------------------
                    (Address of Principal Executive Offices)


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Bell Microproducts Inc. hereby files this Amendment No. 1 to its Current Report on Form 8-K, filed with the Commission on August 4, 1999, to submit the financial information required to be set forth in Item 7(a), which information is attached hereto as Exhibits 99.1, 99.2 and 99.3.


Item 7. Financial Statements and Exhibits

         (a)      The financial  statements  required to be set forth herein are
                  attached   hereto  as  Exhibits   99.1,   99.2  and  99.3  and
                  incorporated herein by reference.

         (c)      Exhibits

                  99.1 Future Tech International, Inc. Financial Statements, December 31, 1998.

                  99.2     Unaudited   interim  information   of   Future   Tech
                           International, Inc.

                  99.3 Valuation and Qualifying Accounts and Reserves of Future Tech International, Inc., December 31, 1998.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Bell Microproducts Inc.

                                          By: Remo E. Canessa
                                                Its: Vice President, Finance
                                                     and Chief Financial Officer

                                            Dated:  October 4, 1999

================================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                     EXHIBIT
                                       TO
                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                       TO

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                                       OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                            -----------------------

                             Bell Microproducts Inc.

                            -----------------------


                                 October 4, 1999

================================================================================

                                INDEX TO EXHIBITS


     Exhibit
     Number                Description
     ------                -----------
      99.1                 Future Tech International, Inc. Financial Statements,
                           December 31, 1998.

      99.2                 Unaudited   interim   information  of   Future   Tech
                           International, Inc. as of June 30, 1998 and 1999.

      99.3 Valuation and Qualifying Accounts and Reserves of Future Tech International, Inc., December 31, 1998.